UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 13, 2005

                              OHIO VALLEY BANC CORP
                           ------------------------
             (Exact name of registrant as specified in its charter)

                                      Ohio
                                     ------
                 (State or other jurisdiction of incorporation)

                   0-20914                       31-1359191
                  ---------                     ------------
          (Commission File Number)  (IRS Employer Identification No.)

                    420 Third Avenue, Gallipolis, Ohio 45631
                   ------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (740) 446-2631

                                 Not Applicable
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications  pursuant  to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))



                            Exhibit Index at Page 4.

Item 2.02 - Results of Operations and Financial Condition
---------------------------------------------------------

On April 13, 2005, Ohio Valley Banc Corp. (the "Company"), issued a press release announcing financial results for the first quarterly period ended March 31, 2005. A copy of the press release is furnished with this Form 8-K as Exhibit
99.1 and is incorporated herein by reference.

Item 7.01 - Regulation FD Disclosure
------------------------------------

On April 13, 2005, the Company issued a press release announcing that its Board of Directors has approved a 25% split of the Company's common shares, without par value. The additional common shares will be distributed on May 10, 2005 to the Company's shareholders of record as of April 25, 2005. The Company also announced in the press release that its Board of Directors has increased the cash dividend, adjusted for the stock split, from $.15 per share to $.16 per share. The cash dividend will be paid on May 10, 2005 to the Company's shareholders of record as of April 25, 2005. The information contained in the press release, which is attached as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
---------------------------------------------

(a)  Not applicable

(b)  Not applicable

(c) Exhibits - The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit No.    Description
-----------    -----------
99.1           Press release issued by Ohio Valley Banc Corp. on April 13, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 OHIO VALLEY BANC CORP.


Date: April 13, 2005                        By   /s/ Jeffrey E. Smith
                                                 -------------------------------
                                                 Jeffrey E. Smith, President and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit Number                      Description
--------------                      -----------
    99.1                            Presss  release  issued by  Ohio Valley Banc
                                    Corp. on April 13, 2005.








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